UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California	000-05020	77-0388249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-369-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c). Following receipt of all required regulatory approvals or non-objections, effective August 16, 2010, Heritage Oaks Bank (the "Bank"), the wholly owned subsidiary of Heritage Oaks Bancorp (the "Company") (NASDAQ: HEOP) promoted William Filippin, age 46, to Executive Vice President / Chief Credit Officer and Ronald Oliveira, age 54, to President. Lawrence P. Ward will continue to serve as Chief Executive Officer of the Bank and as President / Chief Executive Officer of the Company. Before his promotion, Mr. Filippin served as Senior Vice President / Commercial Lending Manager since joining the Bank in April, 2009. Prior to joining the Bank, Mr. Filippin served as Chief Credit Officer for American Principle Bank. Prior to American Principle, Mr. Filippin worked for Santa Lucia Bank for 14 years in various capacities, ultimately holding the title of Senior Vice President / Credit Administrator. As part of the promotion, Mr. Filippin received an increase in his base salary to $170,000. Otherwise, Mr. Filippin's employment arrangement remains the same. Mr. Oliveira had been serving as Executive Vice President / Chief Credit Officer / Chief Operating Officer since he joined the Bank in July, 2009. Mr. Oliveira's compensation will remain the same as it was prior to the promotion. Prior to his appointment with the Bank, Mr. Oliveira served as Senior Vice President at Rabobank since December 2008 assisting with the expansion of both deposit and lending presence in the mid-sate region of California. Prior to that, Mr. Oliveira was Chairman at Equipoint Financial Services, a $2 billion diversified Real Estate banking institution.

On August 19, 2010, the Company announced that its Executive Vice President / Chief Financial Officer, Margaret Torres, tendered her resignation, which will be effective on August 31, 2010. The Company has instituted a search for an appropriate replacement, who will be subject to prior regulatory approval or non-objection.

A press release was issued by the Company on August 19, 2010, discussing the above management changes and is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release from Heritage Oaks Bancorp dated August 19, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp (Registrant)
August 19, 2010 (Date)	/s/ LAWRENCE P. WARD Lawrence P. Ward Chief Executive Officer (Principal Executive Officer)